Exhibit 10.1
EXECUTION COPY
TENTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
          TENTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of August 5, 2008 (this “Amendment”), to the Credit and Guaranty Agreement, dated as of April 30, 2007 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), by and among Handleman Company, a Michigan corporation (“Holdings”), Handleman Services Company, a Michigan corporation (“Handleman Services”), certain subsidiaries of Holdings identified on the signature page hereto as “Borrowers” (such Subsidiaries, together with Handleman Services, are referred to individually as a “Borrower” and collectively, jointly and severally, as “Borrowers”), certain subsidiaries of Holdings identified on the signature page hereto as “Guarantors” (such subsidiaries, together with Holdings, are referred to individually as a “Guarantor” and collectively, jointly and severally, as “Guarantors”), the lenders party hereto from time to time (“Lenders”), and Silver Point Finance, LLC (“Silver Point”), as administrative agent for Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent” and together with Administrative Agent, each an “Agent” and collectively the “Agents”).
          WHEREAS, Borrowers and Guarantors have requested that Agents and Lenders agree to amend certain terms and conditions of the Credit Agreement, in each case, as more fully set forth herein; and
          WHEREAS, Agents and Lenders have agreed to make such amendments to the Credit Agreement, in each case, subject to the terms and conditions set forth herein.
          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
          1. Definitions. All terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.
          2. Amendments to Credit Agreement.
               (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto, in appropriate alphabetical order, to read in their entirety as follows:
“‘Tenth Amendment’ means the Tenth Amendment to Credit and Guaranty Agreement, dated as of August 5, 2008, by and among Credit Parties, Lenders and Agents.”
“‘Tenth Amendment Effective Date’ has the meaning ascribed to the term ‘Amendment Effective Date’ in the Tenth Amendment.”
“‘Tesco Business’ means the business of the Credit Parties relating to the distribution of Inventory by the Credit Parties to Tesco Stores.”
               (b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definitions of the following terms contained therein to read in their entirety as follows:

“‘Revolving Commitment Termination Date’ means the earliest to occur of (i) May 1, 2007, if the Term Loans are not made on or before that date; (ii) April 30, 2012; (iii) the date the Revolving Commitments are permanently reduced to zero pursuant to Section 2.12(b) or 2.13; and (iv) the date of the termination of the Revolving Commitments pursuant to Section 8.1.”
“‘Term Loan Maturity Date’ means the earlier of (i) September 1, 2008, and (ii) the date that all Tranche A Term Loans and Tranche B Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.”
               (c) The second sentence of Section 2.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“The proceeds of the Revolving Loans made after the Closing Date (i) shall be applied by the Borrowers for working capital and general corporate purposes of Holdings and its Subsidiaries, including Permitted Acquisitions, and (ii) on (and only on) September 1, 2008, may be applied by the Borrowers to repay in full the outstanding principal amount of the Tranche B Term Loans to the extent that the aggregate outstanding principal amount of the Tranche B Term Loans on such date (prior to giving effect to such application) is less than $2,000,000; but shall in no event be used to make or facilitate any Investment or Restricted Junior Payment not otherwise permitted hereunder.”
               (d) Section 2.11 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“2.11 Scheduled Payments/Commitment Reductions. (a) The aggregate unpaid principal amount of the Term Loans together with all other amounts owed hereunder with respect thereto, shall be paid in full by the Borrowers no later than the Term Loan Maturity Date. (b) The Revolving Commitments shall be (i) reduced to $20,000,000 on the Tenth Amendment Effective Date, (ii) reduced to $15,000,000 on August 30, 2008, (iii) reduced to $10,000,000 on October 4, 2008, (iv) reduced from time to time in connection with any voluntary or mandatory reductions of the Revolving Commitments in accordance with Sections 2.11, 2.12 and 2.13, as applicable, and (v) terminated on the Revolving Commitment Termination Date, and all amounts owed hereunder with respect thereto, shall, in any event, be paid in full by the Borrowers no later than the Revolving Commitment Termination Date.”
               (e) Section 2.12(c)(i) of the Credit Agreement is hereby amended by amending and restating the last sentence thereof to read in its entirety as follows:
“Notwithstanding anything to the contrary contained in any Credit Document, (x) from the Fifth Amendment Effective Date until (but not including) the Tenth Amendment Effective Date, any Make-Whole Amount that is incurred shall not be required to be paid in cash on the date on which such Make-Whole Amount is incurred, but shall be paid-

in-kind on such date by capitalizing such Make-Whole Amount and adding it to the outstanding principal amount of the Tranche B Term Loan, whereupon such Make-Whole Amount shall (i) constitute a portion of the outstanding Tranche B Term Loan for purposes of the Credit Agreement and all other Credit Documents, (ii) be secured by the Collateral, (iii) constitute a portion of the Obligations owing by the Credit Parties to Agents and Lenders, and (iv) be payable on the Term Loan Maturity Date, and (y) on and after the Tenth Amendment Effective Date, any Make-Whole Amount that is incurred shall paid in cash with the proceeds of Revolving Loans; and”
               (f) Section 2.13(g) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(g) Tranche A Term Loan and Revolving Loans. The Borrowers shall make the payments required by Section 6.21 hereof. At any time that the aggregate outstanding principal amount of the Revolving Loans exceeds the Revolving Commitments at such time, the Borrowers shall immediately prepay the Revolving Loans in an amount equal to such excess.”
               (g) Section 2.13(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(i) Administrative Agent’s Account. At all times following the Tenth Amendment Effective Date, but subject to Section 5.15(b), so long as no Default or Event of Default has occurred and is continuing (in which case funds shall be applied in accordance with Section 2.15(g), unless Requisite Lenders consent to another application), Administrative Agent shall apply all funds transferred from the Blocked Accounts and deposited in Administrative Agent’s Account, to the payment, in whole or in part, of the outstanding principal amount of the Tranche B Term Loan, until the Tranche B Term Loan is paid in full and then to the payment of the Revolving Loans (without any permanent reduction of the Revolving Commitment) until all Revolving Loans are paid in full (in each case, together with accrued interest and fees on the amount prepaid to the date of prepayment and the applicable Make-Whole Amount or Prepayment Premium then due thereon).”
               (h) Section 2.13(l)of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(l) Wal-Mart Receipts. (i) No later than the first Business Day following each date on which Holdings or any of its Subsidiaries receives any proceeds of any Accounts owing to Holdings or any of its Subsidiaries from Wal-Mart Stores, Inc. or any of its Affiliates in respect of U.S. music sales, the Borrowers shall prepay the Loans in an aggregate amount equal to 75% of such proceeds as follows: (A) first, to the Tranche B Term Loans, until paid in full; and (B) second, to the Revolving Loans (without any permanent reduction of the Revolving Commitment), until paid in full, and (ii) commencing on the date of the closing of the acquisition contemplated by the Canadian Purchase Agreement, no later than the first Business Day following each date on which Holdings or any of its Subsidiaries receives any proceeds of any Accounts owing to Canadian OpCo in respect of the distribution of music products in Canada, the Borrowers shall prepay the Loans in an aggregate amount equal to 100% of such proceeds as follows: (A) first, to the Tranche B Term Loans until paid in full; and (B) second, to the Revolving Loans (without any reduction in the Revolving Commitment), until paid in full;”
               (i) Section 2.14(b)(ii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(ii) So long as no Default or Event of Default has occurred and is continuing, any mandatory prepayment of any Loan pursuant to (A) Section 2.13(a) shall be applied as follows: (x) first, to the Tranche B Term Loans until paid in full; and (y) second, to the Revolving Loans (without any reduction in the Revolving Commitment) until paid in full; and (B) Section 2.13(b) shall be applied as follows: (x) first, to the Tranche B Term Loans until paid in full; and (y) second, to the Revolving Loans, until paid in full (it being understood that the Revolving Commitment shall be permanently reduced by the amount of any such prepayment); and”
               (j) Section 2.15(g)(ii) of the Credit Agreement is hereby amended by amending and restating clauses (5), (6), (7) and (8) thereof to read in their entirety as follows:
“(5) fifth, ratably to pay interest due in respect of the Tranche B Term Loans until paid in full;
(6) sixth, ratably to pay interest due in respect of the Revolving Loans, on a pro rata basis, until paid in full;
(7) seventh, ratably to pay principal of the Tranche B Term Loans until paid in full;
(8) eighth, ratably to pay principal of the Revolving Loans until paid in full;”
               (k) Section 4.24 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof to read in its entirety as follows:
“Notwithstanding the foregoing, it is understood and agreed that the Form 10-K required to be submitted to the Securities and Exchange Commission by Holdings for the Fiscal Year of Holdings and its Subsidiaries ended April 30, 2008, shall be submitted to the Securities and Exchange Commission on August 15, 2008, rather than on August 1, 2008, as required.”
               (l) Section 5.15(b) of the Credit Agreement is hereby amended by deleting the final proviso of the second sentence thereof in its entirety.

               (m) Section 6.7(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(e) Minimum Asset Coverage. Credit Parties shall not permit, at any time (i) between the Tenth Amendment Effective Date through (but not including) October 31, 2008, the positive difference between (A) the Working Capital Borrowing Base at such time (without taking into account the Term Loan Reserve, the Minimum Availability Amount or any other Reserves (as defined in the Working Capital Agreement)) and (B) the principal amount of all Indebtedness outstanding (including without limitation, all undrawn letters of credit (except undrawn letters of credit that are fully cash collateralized)) under the Working Capital Agreement and this Agreement at such time (such positive difference, the “Minimum Asset Coverage”) to be less than an amount equal to the greater of (x) the principal amount of all Indebtedness outstanding (including without limitation, all undrawn letters of credit (except undrawn letters of credit that are fully cash collateralized)) under the Working Capital Agreement and this Agreement at such time, and (y) $22,500,000 (or, commencing on September 15, 2008, if the Tesco Business has been sold by such date in accordance with the requirements of Section 6.27, $20,000,000), and (ii) on and after October 31, 2008, the Minimum Asset Coverage to be less than $70,000,000.”
               (n) Article VI of the Credit Agreement is hereby amended by adding the following new section to the end thereof to read in its entirety as follows:
“6.27 Tesco Sale. By not later than September 15, 2008, the Credit Parties shall not fail to have sold the Tesco Business, on terms and conditions (including, without limitation, with respect to price and application of proceeds to the Obligations), and pursuant to documentation, satisfactory in form and substance to Agents and Requisite Lenders.”
          3. Conditions to Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction in full of the following conditions precedent:
          (a) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in this Amendment, the Credit Agreement and the other Credit Documents shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing (or would result from this Amendment becoming effective in accordance with its terms).
          (b) Administrative Agent shall have received counterparts of this Amendment that bear the signatures of each of Credit Parties, Agents and Lenders.
          4. Waiver. (a) Credit Parties have advised Agents and Lenders that certain Events of Default have occurred have occurred and are continuing under Section 8.1(c) of the Credit Agreement due to the failure of Credit Parties to (i) comply with the $4,000,000 limitation on the incurrence of Consolidated Capital Expenditures, License Advances, Exclusive Distribution Advances and Software

Development Costs contained in Section 6.7(b) of the Credit Agreement, during the period from January 1, 2008 through May 31, 2008, and (ii) deliver to Administrative Agent and Lenders when due the financial reporting packages required by Section 5.1(a) of the Credit Agreement for the April 2008, May 2008 and June 2008 Fiscal Months of Holdings and its Subsidiaries (such Events of Default, the “Specified Events of Default”).
               (b) At the request of Credit Parties, effective upon the Amendment Effective Date, each of Agents and Lenders hereby waives (i) the Specified Event of Default described in Section 4(a)(i) above for the period from January 1, 2008 through May 31, 2008; provided that the aggregate amount of Consolidated Capital Expenditures, License Advances, Exclusive Distribution Advances and Software Development Costs incurred by all Subsidiaries of Holdings during the period from January 1, 2008 through May 31, 2008 did not exceed $6,000,000; and (ii) the Specified Event of Default described in Section 4(a)(ii) above for the April 2008, May 2008 and June 2008 Fiscal Months of Holdings and its Subsidiaries; provided that such financial reporting packages are delivered to Administrative Agent and Lenders by September 2, 2008.
               (c) The waivers set forth in Section 4(b) above shall be effective only in this specific instance and for the specific purposes set forth herein, and do not allow for any other or further departure from the terms and conditions of the Credit Agreement (including, without limitation, any further violation of Section 5.1(a) or Section 6.7(b) of the Credit Agreement), or any further amendment of any other provision of the Credit Agreement or any other Credit Document, which terms and conditions shall continue in full force and effect.
          5. Credit Parties’ Representations and Warranties. Each Credit Party represents and warrants to Agents and Lenders as follows:
          (a) Such Credit Party (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Credit Agreement, as amended hereby.
          (b) The execution, delivery and performance by such Credit Party of this Amendment and the Purchase Documents and the performance by such Credit Party of the Credit Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Credit Party’s organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Credit Party or any of such Credit Party’s properties, and (iii) except as provided in the Credit Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Credit Party’s property.
          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Credit Party of this Amendment or the Purchase Documents or the performance by such Credit Party of the Credit Agreement, as amended hereby.
          (d) This Amendment and the Credit Agreement, as amended hereby, and the Purchase Documents constitute the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and by general principles of equity.

          (e) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in the Credit Agreement are correct on and as of the date of this Amendment as though made on and as of the date hereof (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing (or would result from this Amendment becoming effective in accordance with its terms).
          6. Working Capital Agreement. Credit Parties have advised Agents that the obligations under the Working Capital Agreement have been repaid in full, and that the Working Capital Agreement and the Working Capital Documents have been terminated. Credit Parties, Agents and Lenders hereby agree that (a) Credit Parties shall take all actions reasonably required by Agents to cause Agents to become the “Creditor Representative” with respect to the Blocked Accounts, and to take all other actions reasonably requested by Agents in connection with the termination of the Working Capital Agreement and the Working Capital Documents, and (b) any term in any Credit Document or any other Credit Document that refers to a term defined in the Working Capital Agreement shall be deemed to refer to such term as of the last date the Working Capital Agreement was in effect (except to the extent that such term refers only to such term as in effect on a specific date), and any reference to any judgment of the Working Capital Agent shall be deemed to be a judgment of the Agents.
          7. Continued Effectiveness of Credit Agreement. Each Credit Party hereby confirms and agrees that (a) the Credit Agreement and each other Credit Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Credit Document to “the Credit Agreement”, “hereto”, “hereof”, “hereunder”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, (b) to the extent that any such Credit Document purports to assign or pledge to Collateral Agent, for the ratable benefit of Lenders, or to grant to Collateral Agent, for the ratable benefit of Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Credit Party, or any of their respective Subsidiaries from time to time existing in respect of the Credit Agreement and the other Credit Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) no amendment or waiver of any terms or provisions of the Credit Agreement, or the amendments or waivers granted hereunder, shall relieve any Credit Party from complying with such terms and provisions other than as expressly amended or waived hereby or from complying with any other term or provision thereof or herein.
          8. Release. Each Credit Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to Credit Parties and their Affiliates under the Credit Agreement and the other Credit Documents. Notwithstanding the foregoing, Credit Parties wish (and Agents and Lenders agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any Agent’s or any Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the other Credit Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Credit Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent and each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, arising out of, connected with or related in any way to the Credit Agreement or any other Credit Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.
          9. Miscellaneous.
          (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic method shall be equally as effective as delivery of an original executed counterpart of this Amendment.
          (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.
          (d) Borrowers will pay on demand all reasonable fees, costs and expenses of Agents and Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees disbursements and other charges of counsel to Agents and Lenders.
          (e) This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall be construed, administered and interpreted in accordance with the terms thereof. Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made or deemed made by any Credit Party under or in connection with this Amendment shall have been incorrect when made or deemed made or if any Credit Party fails to perform or comply with any covenant or agreement contained herein.
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS: HANDLEMAN CATEGORY MANAGEMENT COMPANY
By:
Name:
Title:

HANDLEMAN SERVICES COMPANY
By:
Name:
Title:

HANDLEMAN REAL ESTATE LLC
By:
Name:
Title:

ARTIST TO MARKET DISTRIBUTION LLC
By:
Name:
Title:

REPS, L.L.C.
By:
Name:
Title:

Tenth Amendment To Credit And Guaranty Agreement

GUARANTORS: HANDLEMAN COMPANY
By:
Name:
Title:

CRAVE ENTERTAINMENT GROUP, INC.
By:
Name:
Title:

HANLEY ADVERTISING COMPANY
By:
Name:
Title:

HANDLEMAN COMPANY OF CANADA LIMITED
By:
Name:
Title:

HANDLEMAN UK LIMITED
By:
Name:
Title:

Tenth Amendment To Credit And Guaranty Agreement

SVG DISTRIBUTION, INC.
By:
Name:
Title:

CRAVE ENTERTAINMENT, INC.
By:
Name:
Title:

Tenth Amendment To Credit And Guaranty Agreement

ADMINISTRATIVE AGENT AND COLLATERAL AGENT: SILVER POINT FINANCE, LLC, as Administrative Agent and Collateral Agent
By:
Name:
Title:

Tenth Amendment To Credit And Guaranty Agreement

LENDERS: SPF CDO I, LTD.
By:
Name:
Title:

SPCP GROUP, LLC
By:
Name:
Title:

THERMOPYLAE FUNDING CORP.
By:
Name:
Title:

FIELD POINT I, LTD.
By:
Name:
Title:

FIELD POINT II, LTD.
By:
Name:
Title:

Tenth Amendment To Credit And Guaranty Agreement